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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2005

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under an Indenture dated as of March 23, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2005-1)


                      American Home Mortgage Securities LLC
             (Exact name of registrant as specified in its charter)



         DELAWARE                     333-121581                 20-0103914
----------------------------          -----------             ----------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
of Formation)                         File Number)          Identification No.)

520 Broadhollow Road
Melville, New York                                   11747
------------------                                   -----
(Address of Principal                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (516) 396-7700

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a 12(b) under the Exchange Act (17
     CFR 240.14a 12(b))

[ ] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events.
           ------------

         The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this Form 8-K. The financial statements as of December 31, 2004 and 2003 and for the year ended December 31, 2004 and the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements for the year ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being referred to as "Experts" in the Prospectus Supplement relating to the American Home Mortgage Investment Trust 2005-1, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004 are attached hereto as Exhibit 99.1.



Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                           Item 601 (a) of
                           Regulation S-K
Exhibit No.                Exhibit No.          Description
-----------                -----------          -----------

1                          23.1                 Consent of KPMG LLP

2                          23.2                 Consent of KPMG LLP

3                          99.1                 Financial Statements of FGIC as
                                                of December 31, 2004 and 2003,
                                                and for each of the years in the
                                                three-year period ended December
                                                31, 2004.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AMERICAN HOME MORTGAGE SECURITIES LLC.


                                         By: /s/ Alan Horn
                                             ----------------------------
                                         Name:   Alan Horn
                                         Title:  Executive Vice President


Dated: March 21, 2005

                                  EXHIBIT INDEX



                          Item 601 (a) of
 Regulation S-K           Numbered             Sequentially Exhibit
Number                    Exhibit No.          Description                       Page
------                    -----------          -----------                       ----
    1                        23.1              Consent of KPMG LLP                 6

    2                        23.2              Consent of Ernst & Young LLP        7

    3                        99.1              Financial Statements of             9
                                               FGIC as of December 31, 2004
                                               and 2003, and for each of the
                                               years in the three-year period
                                               ended December 31, 2004